UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No. ___ )

Filed by the Registrant  |X|

Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to ss.240.14a-12

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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|_|  Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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     (2)  Form, Schedule or Registration Statement No.:

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     (4)  Date Filed:

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

                      Standish Mellon High Yield Bond Fund
                         Standish Mellon Yield Plus Fund

                                One Boston Place
                           Boston, Massachusetts 02108
                                 1-800-221-4795
-------------------------------------------------------------------------------
                NOTICE OF A SPECIAL JOINT MEETING OF SHAREHOLDERS
                        To be held on September 28, 2007
-------------------------------------------------------------------------------

A Special Joint Meeting of Shareholders (the "Meeting") of the Standish Mellon High Yield Bond Fund and the Standish Mellon Yield Plus Fund (each, a "Fund" and together, the "Funds") will be held on September 28, 2007 at 10:00 a.m. (Eastern time) at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 29th Floor, Boston, Massachusetts 02108, to consider and act upon the following proposal, and to transact such other business as may properly come before the Meeting:

1. A proposal to approve the liquidation and dissolution of each Fund pursuant to a Plan of Liquidation and Dissolution.

2.   To consider any other business that may properly come before the Meeting.

THE BOARD OF TRUSTEES OF MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO LIQUIDATE AND DISSOLVE YOUR FUND.

Each Fund's shareholders of record at the close of business on August 1, 2007 will be entitled to vote at the Meeting and at any adjournment(s). This Proxy Statement and Proxy Card are being mailed to shareholders on or about August 15, 2007.

By Order of the Board of Trustees,

Patrick J. Sheppard, President and Chief Executive Officer

Boston, Massachusetts

August 8, 2007


           PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD
                WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING.

                                 PROXY STATEMENT

This Proxy Statement contains the information you should know before voting on the proposals summarized below.

                                  INTRODUCTION

This Proxy Statement is being used by the Board of Trustees (the "Board" or "Trustees") of Mellon Institutional Funds Investment Trust (the "Trust") to solicit proxies to be voted at a Special Joint Meeting of Shareholders (the "Meeting") of the Standish Mellon High Yield Bond Fund and the Standish Mellon Yield Plus Fund (each, a "Fund" and together, the "Funds"). The Meeting is expected to be held at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 29th Floor, Boston, Massachusetts 02108 on September 28, 2007 at 10:00 a.m. (Eastern time), for the purposes set forth in the accompanying Notice of Special Joint Meeting of Shareholders.

This Proxy Statement and the enclosed Proxy Card are being mailed to shareholders on or about August 15, 2007. Each Fund will furnish, without charge, a copy of its most recent annual report and more recent semi-annual report, if any, to a shareholder upon request. Shareholders may request a copy of these reports by writing to Mellon Institutional Funds, P.O. Box 8585, Boston, Massachusetts 02266, by calling 1-800-221-4795 or by visiting our web site at www.melloninstitutionalfunds.com. The annual report for each Fund for its most recently completed fiscal year was previously mailed to shareholders.

The Trustees of the Trust know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.

Who is eligible to vote.

Each Fund's shareholders of record as of the close of business on August 1, 2007 (the "Record Date") are entitled to vote on all of that Fund's business at the Meeting and any adjournments thereof. Each share is entitled to one vote. A fractional share is entitled to the corresponding fraction of one vote. Shares represented by properly executed proxies will be voted according to the shareholder's instructions unless revoked before or at the Meeting. If you sign a proxy, but do not fill in a vote, your shares will be voted FOR the proposal to liquidate and dissolve your Fund. If any other business comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

                                   PROPOSAL 1

                 APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION

At a meeting held on June 22, 2007, the Board, upon the recommendation of the investment adviser to each Fund, Standish Mellon Asset Management Company LLC ("Standish Mellon"), determined that it would be in the best interests of each Fund and its shareholders if the Fund were liquidated and dissolved in accordance with the Funds' organizational documents and Massachusetts law. Accordingly, the Board approved the termination of the Funds pursuant to a Plan of Liquidation and Dissolution (the "Plan"). A copy of the Plan is attached to this Proxy Statement as Exhibit A. The Plan provides for the liquidation of each Fund's assets and the distribution to each Fund's shareholders of all of the proceeds of the liquidation. If the shareholders of your Fund approve the proposal, the net proceeds (after deduction for amounts estimated to be necessary to satisfy the debts and liabilities of your Fund) will be paid to shareholders of your Fund pro rata, in cash, as promptly as possible after the liquidation date.

Approval of the liquidation and dissolution by each Fund's shareholders is required before that Fund can be terminated. For the reasons set forth below, the Board has unanimously recommended that each Fund's shareholders vote to approve this Proposal 1 calling for the liquidation and dissolution of their Fund.

Summary of Reasons for Termination.

The Trustees believe, based upon the information provided by Standish Mellon, that the termination of the Funds will be in the best interests of each Fund and its shareholders for the following reasons:

o The assets of the Funds have declined significantly over the past several years, leaving each Fund too small to remain economically viable;

o As a result of the decline in assets, each Fund's expense ratio is at a level that would no longer be competitive were it not for the continued voluntary fee waiver and expense reimbursement by Standish Mellon;

o It is unlikely that either Fund will experience sufficient sales of Fund shares in the foreseeable future to reverse the decline in assets; and

o Possible alternatives to liquidation, including the merger of either Fund into another mutual fund, are not practical under the current circumstances and may not be advantageous to the Funds or their shareholders.

Reasons for Termination.

The Standish Mellon High Yield Bond Fund commenced operations on June 2, 1997 and the Standish Mellon Yield Plus Fund commenced operations on January 3, 1989. Each was organized as a separate series of Mellon Institutional Funds Investment Trust (the "Trust"). Since inception, the Funds have failed to sustain sufficient assets to permit efficient and effective operations. At its peak in 2004, the Standish Mellon High Yield Bond Fund's assets were only approximately $58.4 million. Its net assets were approximately $44.1 million at December 31, 2002 and have since decreased to approximately $16.3 million as of June 30, 2007, representing a decline of approximately 72% from its peak and 63% from five years ago. At its peak in 1999, the Standish Mellon Yield Plus Fund's assets were approximately $308.4 million. Its net assets were approximately $146.6 million at December 31, 2002 and have since decreased to approximately $25.4 million as of June 30, 2007, representing a decline of approximately 92% from its peak and 83% from five years ago. In the case of either Fund, this is an asset level well below what is considered to constitute the minimum asset size or "critical mass" for a mutual fund and well below the size of most similar competing mutual funds. These declines have been the result of redemptions of Fund shares and the lack of any significant offsetting cash flow from sales of Fund shares.

Standish Mellon has been voluntarily capping each Fund's total expenses by waiving a portion of the advisory fee and/or reimbursing some of each Fund's expenses since inception for Standish Mellon High Yield Bond Fund, and since the fiscal year ending December 31, 2000 for Standish Mellon Yield Plus Fund. The decrease in each Fund's assets has resulted in a significant rise in each Fund's annual total expense ratio (without giving effect to the expense cap), from 1.01% of net assets for the fiscal year ended December 31, 2002 to 1.58% of net assets for the fiscal year ending December 31, 2006 in the case of Standish Mellon High Yield Bond Fund and from 0.46% of net assets for the fiscal year ended December 31, 2002 to 0.75% of net assets for the fiscal year ending December 31, 2006 in the case of Standish Mellon Yield Plus Fund. This has, in turn, required Standish Mellon to increase its subsidization of each Fund. Standish Mellon has advised the Board that it believes the Funds' declining asset levels and resulting rise in gross expense ratio has created diseconomies of scale and that the Funds are now too small to remain economically viable. Standish Mellon does not believe that either Fund's expense ratio will continue to be competitive with similar funds currently offered in the market to investors unless Standish Mellon continues voluntarily to cap the Funds' expenses for the foreseeable future. Standish Mellon has indicated to the Board that it does not intend to continue the voluntary expense waiver indefinitely if the liquidation proposal is not approved.

The Board also considered the historical performance records of the Funds, and the negative impact that their continuing small asset size and higher expense ratio would likely have on the Funds' performance going forward. Standish Mellon has advised the Board that each Fund's small size has made it difficult to execute that Fund's investment process effectively. Specifically, the Funds are unable to easily take meaningful investment positions in fixed income securities while also diversifying their assets, in each case, to the extent considered necessary to invest effectively and in compliance with that Fund's diversification policies and related regulatory requirements. Due to the Funds' small size, Standish Mellon also has experienced difficulty in negotiating favorable terms with brokers and dealers on certain Fund portfolio transactions that cannot be aggregated with transactions for other clients.

The Board also considered the federal income tax impact on shareholders of the liquidation and dissolution of the Funds. See the discussion of "Material Federal Income Tax Consequences," below.

In addition, Standish Mellon has advised the Board that it does not anticipate that either Fund will experience sufficient asset growth in the future to reverse its decline in net assets. Standish

Mellon believes that the Funds are not well positioned to attract new assets given the availability of other similar funds which have significantly lower expense ratios due to larger asset sizes and superior performance records.

Prior to recommending either Fund's liquidation to the Board, the officers of each Fund sought to determine whether a merger or transfer of assets would be possible, and if so, whether it would produce desirable results for shareholders. Management reviewed current market conditions, any similarities between each Fund and other funds managed by Standish Mellon and its affiliates, the relatively small size of each Fund, the time, effort and expense required to effect a transaction, and the tax and related implications for shareholders of such a transaction. The officers of each Fund determined that there were no suitable affiliated funds with which either Fund could be combined without significant changes in its portfolio, including liquidation of significant portions of its portfolio. They also determined that it was unlikely that an unaffiliated fund complex would be interested in arranging for the merger or consolidation of a fund with just $16.3 million or $25.4 million in assets (the approximate net asset values on June 30, 2007 of Standish Mellon High Yield Bond Fund and Standish Mellon Yield Plus Fund, respectively) and that the expense of a merger or transfer of the assets to another mutual fund, affiliated or otherwise, would likely be greater than any benefits shareholders of the Funds could expect to realize from such a transaction. Each Fund's officers also considered the costs involved in the liquidation and dissolution of the Fund relative to these costs.

Based on their consideration, analysis and evaluation of the above factors and Standish Mellon's recommendation, the Trustees of each Fund (including the Trustees who are not "interested persons" (the "Independent Trustees") as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) concluded that an increase in Fund expenses attributable to the decrease in asset size and the likely discontinuance of the voluntary fee waiver in the future, especially when added to the expenses of the Fund presently paid directly by the Fund, would significantly reduce each Fund's returns. Moreover, the Trustees concluded that the presence of numerous much larger competing funds with similar objectives that have been able to operate on a more efficient basis and provide higher returns to shareholders, and in many cases, that have better long-term performance records, make it unlikely that either Fund could achieve a significant increase in asset size and achieve appropriate economies of scale in the future.

The Board, therefore, concluded that it would be in the best interest of each Fund and its shareholders to liquidate the Funds promptly, in accordance with the Plan.

Plan of Liquidation and Dissolution (the "Plan").

The Board of Trustees has approved the Plan as summarized in this section and as set forth as Exhibit A to this Proxy Statement.

1. EFFECTIVE DATE OF THE PLAN AND LIQUIDATION OF THE FUND'S ASSETS. The Plan will become effective for one or both Funds on the date of its adoption and approval by the holders of a majority of the outstanding shares of that Fund (as defined below).

Following such approval, that Fund (i) will cease to invest its assets in accordance with its investment objective and will sell the portfolio securities it owns in order to convert its assets to cash or cash equivalent (including U.S. government securities and short-term debt instruments); (ii) will not engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets and distributing its assets to its shareholders after the payment to (or reservation of assets for payment to) all its creditors; and (iii) will, on a date specified by that Trust's officers, terminate in accordance with the laws of the Commonwealth of Massachusetts and the Fund's Declaration of Trust. (Plan, Sections 1 and 2)

2. LIQUIDATING DISTRIBUTION. It is anticipated that by October 26, 2007, or as soon as practical thereafter, that Fund will mail on behalf of the Trust the following to each shareholder of record on the effective date of the Plan: (i) a liquidation distribution in cash equal to the shareholder's proportionate interest in the net assets of its Fund (after giving effect to amounts considered necessary to satisfy that Fund's liabilities); and (ii) information concerning the sources of the liquidating distribution. (Plan, Section 4)

3. CESSATION OF RIGHTS OF SHAREHOLDERS. Shares of the Fund automatically liquidated will no longer be deemed outstanding as of such time and all rights with respect to those shares will cease at such time. (Plan, Section 7)

4. EXPENSES. Standish Mellon will bear all expenses incurred by a Fund in carrying out the Plan, including but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders. The total liabilities of each Fund prior to its liquidating distribution include the dissolution expenses referred to above and amounts accrued, or anticipated to be accrued, for custodial and transfer agency services, legal, audit and Trustees fees as well as costs incurred in the preparation and mailing of proxy materials and related printing costs. Any expenses and liabilities attributed to the Fund or Funds subsequent to the mailing of the liquidating distribution and for which a reserve has not been established will also be borne by Standish Mellon. (Plan, Sections 5 and 6)

5. IMPLEMENTATION OF PLAN. After the date of mailing of the liquidating distribution, the dissolution of that Fund will be effected. The Plan provides that the Trustees shall have the authority to authorize such variations from or amendments of the provisions of the Plan as may be necessary or appropriate to marshal the assets of that Fund and to effect the dissolution, complete the liquidation and terminate the existence of that Fund and otherwise accomplish the purposes set forth under the Plan. (Plan, Sections 9 and 10)

Material Federal Income Tax Consequences.

The following discussion summarizes the material U.S. federal income tax consequences of the liquidating distributions to shareholders. This discussion is based upon the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated under the Code, and judicial and administrative rulings in effect as of the date of this Proxy Statement - all of which are subject to change or varying interpretation, possibly with retroactive effect. Any such changes could affect the accuracy of the statements and conclusions set forth herein.

Each shareholder who receives a liquidating distribution will generally recognize gain (or loss) for federal income tax purposes equal to the amount by which the cash distributed exceeds (or is less than) the shareholder's tax basis in his or her Fund shares. Gain or loss will be determined separately for each block of Fund shares (i.e., shares acquired at the same cost in a single transaction). Such gain or loss generally will be treated as long-term capital gain or loss if the shares were held for more than one year and otherwise generally will be treated as short-term capital gain or loss.

Notwithstanding the foregoing, any loss realized by a shareholder in respect of Fund shares with a tax holding period of six months or less will be treated as long-term capital loss to the extent of any capital gain dividends with respect to such shares. The federal income tax treatment that a shareholder of either Fund would receive if such shareholder's entire interest in that Fund were redeemed prior to the liquidation generally would be identical to the federal income tax treatment described above to a shareholder in liquidation of the shareholder's interest in the Fund.

Notwithstanding the foregoing, if either Fund were to be a personal holding company because five or fewer individuals own more than 50% of that Fund's shares at any time in the last half of its taxable year ended on the date of liquidation, it is possible that a portion of the cash distributed to a shareholder in liquidation would be treated as ordinary dividend income if the Fund recognized any ordinary income or short-term capital gain in such taxable year. In such case, that Fund would designate on the appropriate Form 1099 furnished to its shareholder for the Fund's final taxable year, the portion of the liquidating distribution that constitutes ordinary dividend income. The Fund would also designate the portion of the liquidating distribution that constitutes long-term capital gain recognized by the Fund for its final taxable year. Such designated amounts would reduce the amount of cash to be taken into account by the shareholder in computing the amount of gain or loss recognized with respect to such shareholder's Fund shares by reason of the liquidating distribution.

Each Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue Code, as amended, during the liquidation period and, therefore, will not be taxed on any of its net income from the sale of its assets.

             ------------------------------------------------------

The foregoing discussion does not address all aspects of U.S. federal income taxation that may be relevant to a shareholder in light of the shareholder's particular circumstances, nor does it discuss the special considerations applicable to those holders of shares subject to special rules, such as shareholders whose functional currency is not the United States dollar, shareholders subject to the alternative minimum tax, shareholders who are financial institutions or broker-dealers, mutual funds, partnerships or other pass-through entities for U.S. federal income tax purposes, tax-exempt organizations, insurance companies, dealers in securities or foreign currencies, traders in securities who elect mark to market method of accounting, controlled foreign corporations, passive foreign investment companies, expatriates, or shareholders who hold their shares as part of a straddle, constructive sale or conversion transaction. This discussion assumes that shareholders hold their shares as capital assets within the meaning of Section 1221 of the Code (generally property held for investment). The Funds will not seek an opinion of counsel or a ruling from the Internal Revenue Service with respect to the U.S. federal income tax consequences discussed herein and accordingly there can be no assurance that the Internal Revenue Service will agree with the positions described in this Proxy Statement. This discussion also does not address the application and effect of any foreign state or local tax laws.

Shareholders should consult their own tax advisors to determine the particular tax consequences to them (including the application and effect of any state, local or foreign income and other tax laws) of the receipt of cash in exchange for shares, in light of their individual circumstances.

Required Vote.

As provided under the 1940 Act, approval of the Proposal with respect to either Fund will require the vote of a majority of the outstanding voting securities of that Fund. In accordance with the 1940 Act and as used in this Proposal 1, a "majority of the outstanding voting securities" of a Fund means the lesser of
(a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.

Other Considerations.

If the shareholders of either Fund do not approve the Plan, that Fund will continue to exist as a registered investment company in accordance with its stated objective and policies. In such a case, its Board would consider what, if any, steps to take concerning the Fund and its shareholders.

Shareholders are free to redeem their shares prior to the date on which shareholders approve the liquidation and dissolution of their Fund.

           FOR THE REASONS SET FORTH ABOVE, THE TRUSTEES OF THE TRUST
          UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF EACH FUND VOTE IN
                              FAVOR OF PROPOSAL 1.

                -------------------------------------------------

                       INFORMATION CONCERNING THE MEETING

                -------------------------------------------------

Outstanding Shares and Quorum

As of August 1, 2007 (the "Record Date"), there were 1,021,649 and 1,284,517 common shares of beneficial interest outstanding for Standish Mellon High Yield Bond Fund and for Standish Mellon Yield Plus Fund, respectively. Only shareholders of record as of the Record Date are entitled to notice of and to vote at the Meeting with respect to their Fund. A majority of the outstanding shares of the Fund that are entitled to vote will be considered a quorum for the transaction of business by that Fund. A majority of shares would be 510,825 in the case of Standish Mellon High Yield Bond Fund and 642,259 in the case of Standish Mellon Yield Plus Fund.

Ownership of Shares of the Fund

As of June 30, 2007 none of the Trustees of the Trust owned beneficially, as a group, more than 1% of the outstanding shares of either Fund.

As of June 30, 2007, the following persons or entities owned beneficially more than 5% of the outstanding shares of the Standish Mellon High Yield Bond Fund and the Standish Mellon Yield Plus Fund:

----------------------------------------------------------------------------------------------------------------------

                                                                                               Percent of Class:
                                                                                               total percentage
                                                                                               (portion held
                                                                              Number of        beneficially/portion
Name of Shareholder                     Address                               Shares           held of record)
----------------------------------------------------------------------------------------------------------------------
                                Standish Mellon High Yield Bond Fund - common shares
----------------------------------------------------------------------------------------------------------------------
Mac & Co A/C GTRF                       P.O. Box 3198                         286,052.530               28%*
                                        525 William Penn Place
                                        Pittsburgh, PA 15230-3198
----------------------------------------------------------------------------------------------------------------------
National Financial Service Corp.        P.O. Box 3908                         251,962.281              24.6%
                                        Church Street Station
                                        New York, NY 10008-3908
----------------------------------------------------------------------------------------------------------------------
Associated Electric & Gas Insurance     c/o AEGIS Insurance Services, Inc.    204,660.599               20%
Services Limited                        1 Meadowlands Plaza
                                        Rutherford, NJ 07073-2150
----------------------------------------------------------------------------------------------------------------------
United Food and Commercial Workers      2100 North Mayfair Road               78,815.157                7.7%
Unions & Employers Pension              Suite 100
                                        Milwaukee, WI  53226-2239
----------------------------------------------------------------------------------------------------------------------
                                   Standish Mellon Yield Plus Fund - common shares
----------------------------------------------------------------------------------------------------------------------
National Financial Service Corp.        P.O. Box 3908                         378,920.542              28.5%*
                                        Church Street Station
                                        New York, NY 10008-3908
----------------------------------------------------------------------------------------------------------------------
FM Global Foundation                    P.O. Box 9198                         238,117.303              17.9%
                                        225 Wyman Street
                                        Waltham, MA  02451-1209
----------------------------------------------------------------------------------------------------------------------
FM Global Foundation of MA, Inc.        P.O. Box 9198                         133,670,626               10%
                                        225 Wyman Street
                                        Waltham, MA  02451-1209
----------------------------------------------------------------------------------------------------------------------

* Indicates a shareholder that beneficially owns more than 25% of the then outstanding shares of the indicated fund. Such shareholders are presumed to control the relevant fund and may be able to determine whether a proposal submitted to the shareholders of such fund will be approved or disapproved.

Information about the Funds' Service Providers

Standish Mellon serves as each Fund's investment adviser. MBSC Securities Corporation serves as each Fund's principal underwriter. Each of Standish Mellon and MBSC Securities Corporation are located at One Boston Place, Boston, MA 02108.

Representatives of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Fund, are not expected to be present at the Meeting.

Shareholder Proposals

Neither Fund is required to hold annual meetings of shareholders, and neither Fund currently intends to hold an annual meeting of shareholders in 2007, regardless of whether it is liquidated. Shareholder proposals to be presented at any next meeting of shareholders of a Fund, whenever held, must be received at the Funds' principal executive offices, One Boston Place, Boston, Massachusetts 02108, a reasonable time prior to any such Trustees' solicitation of proxies for any such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Proxies, Quorum and Voting at the Meeting

Shareholders may use the enclosed Proxy Card if they are unable to attend the Meeting in person or wish to have their shares voted by a proxy even if they do attend the meeting. Any shareholder that has given his or her Proxy has the power to revoke that Proxy at any time prior to its exercise by executing a superseding Proxy or by submitting a notice of revocation to the secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a Proxy, a shareholder present at the Meeting may withdraw his or her Proxy and vote in person. All properly executed and unrevoked Proxies received in time for the Meeting will be voted in accordance with the instructions contained in the Proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of Proposal 1 as described above and will use their best judgment in connection with the transaction to vote on such other business as may properly come before the Meeting or any adjournment thereof.

With respect to either Fund, a majority of the shares entitled to vote, present in person or represented by Proxy, constitutes a quorum for the transaction of business with respect to the Proposal. In the event that, at the time any session of the Meeting for a Fund is called to order, a quorum is not present in person or by Proxy, the persons named as proxies may vote those Proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one half of the shares of that Fund present in person or by Proxy and voting on that particular proposal at the session of the Meeting to be adjourned. The persons named as proxies will vote those Proxies which they are entitled to vote in favor of any such proposal in favor of such an adjournment and will vote those Proxies required to be voted against any such proposal against any such adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the Meeting is adjourned to permit additional solicitation with respect to any other proposal.

Shares of each Fund represented in person or by Proxy, including shares which abstain or do not vote with respect to a proposal, will be counted for purposes of determining whether there is a quorum at the Meeting. Accordingly, an abstention from voting has the same effect as a vote against a Proposal for either Fund. However, if a broker or nominee holding shares in "street name" indicates on the Proxy Card that it does not have discretionary authority to vote on a proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted by 67% or more of the Fund's shares present at the Meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of that Fund are present or represented. However, for purposes of determining whether a proposal has been adopted by more than 50% of the outstanding shares of a Fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

Householding

If you have previously given your Fund consent to do so, the Fund may send a single proxy statement (with a proxy card for each account subject to the consent) to your residence for you and any other member of your household who has an account with that Fund. If you wish to revoke your consent to this practice, you may do so by notifying your Fund, by phone or in writing by using the telephone number and address on page 1 of this Proxy Statement. If you notify your Fund that you wish to revoke such consent, the Fund will begin mailing separately future proxy statements, prospectuses and shareholder reports, if any, to you within 30 days after receiving your notice.

Other Business

While the Meeting has been called to transact any business that may properly come before it, the only matters that the Trustees intend to present for the Funds are those matters stated in the attached Notice of a Special Joint Meeting of Shareholders. However, if any additional matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of Solicitation and Expenses

The cost of preparing, assembling and mailing this Proxy Statement and the attached Notice of a Special Joint Meeting of Shareholders and the accompanying Proxy Card, as well as the costs associated with the proxy solicitation, will be borne by Standish Mellon. In addition to soliciting proxies by mail, Standish Mellon may have one or more of its officers, your Fund's officers, representatives or compensated third-party agents, aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons. Standish Mellon has retained Broadridge Services Group ("BSG") to assist in the solicitation of proxies. The estimated cost for BSG's proxy solicitation services is approximately $10,000, which will be borne by Standish Mellon. Shareholders who have not voted their proxies in a timely manner may receive a telephone call from an officer or employee of Standish Mellon, the relevant Fund or BSG in an effort to urge them to vote.

Persons holding shares as nominees will be reimbursed by Standish Mellon, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.

EXHIBIT A

Form of Plan of Liquidation and Dissolution

                      STANDISH MELLON HIGH YIELD BOND FUND
                         STANDISH MELLON YIELD PLUS FUND
                               each, a series of:
                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

Plan of Liquidation and Dissolution

This Plan of Liquidation and Dissolution (the "Plan") concerns the Standish Mellon High Yield Bond Fund and/or the Standish Mellon Yield Plus Fund (each, a "Fund" and together, the "Funds"), each of which is a series of the Mellon Institutional Funds Investment Trust (the "Trust"), a business trust organized and existing under the laws of the Commonwealth of Massachusetts. The Standish Mellon High Yield Bond Fund commenced operations on June 2, 1997, and the Standish Mellon Yield Plus Fund commenced operations on January 3, 1989. The Funds are registered as open-end management investment companies under the Investment Company Act of 1940, as amended ("Act"). The Plan is intended to accomplish the complete liquidation and dissolution of one or both Funds in conformity with all provisions of Massachusetts law and the Trust's Agreement and Declaration of Trust (the "Declaration of Trust").

WHEREAS, the Trust's Board of Trustees, on behalf of each Fund, has determined that it is in the best interests of that Fund and its shareholders to liquidate and dissolve the Fund; and

WHEREAS, at a meeting of the Board of Trustees on June 22, 2007, the Board considered and unanimously adopted this Plan on behalf of each Fund as the method of liquidating and dissolving that Fund and directed that this Plan be submitted to shareholders of each Fund for approval;

NOW THEREFORE, the liquidation and dissolution of each Fund shall be carried out in the manner hereinafter set forth:

1. EFFECTIVE DATE OF PLAN. The Plan shall be and become effective for either Fund only upon the adoption and approval of the Plan, at a meeting of its shareholders called for the purpose of voting upon the Plan, by the affirmative vote of the holders of a majority of the outstanding voting securities of that Fund, as defined by Section 2(a)(42) of the Investment Company Act of 1940, as amended. The day of such adoption and approval by holders of a majority of the outstanding voting securities of a Fund is hereinafter called the "Effective Date."

2. LIQUIDATION OF ASSETS. As soon as practicable after a Fund's Effective Date, that Fund shall begin the process of dissolving and winding up its business and affairs by converting all of its assets to cash or other distributable form. During this time the Fund may seek to preserve the value of its assets by investing its cash in high quality money market instruments, including short-term U.S. government securities.

3. DISSOLUTION. By October 26, 2007 or on such date as soon thereafter as practical if an officer of the Trust determines such delay to be advisable based upon market conditions and consistent with the terms of the Plan (the "Liquidation Date"), each Fund shall be dissolved in accordance with the laws of the Commonwealth of Massachusetts and the Fund's Declaration of Trust.

4. LIQUIDATING DISTRIBUTION. On the Liquidation Date, that Fund shall send the following to each of its shareholders of record on the Liquidation Date:

(1) a liquidating distribution in cash equal to the shareholder's proportionate interest in the net assets of that Fund; and

(2) information concerning the sources of the liquidating distribution.

5. PAYMENT OF DEBTS. As soon as practicable after the Effective Date, that Fund shall determine and pay, or set aside in cash or cash equivalent, the amount of all known or reasonably ascertainable liabilities allocable to the Fund incurred or expected to be incurred on or prior to the Liquidation Date.

6. EXPENSES OF THE FUND IN LIQUIDATING AND DISSOLVING. Standish Mellon Asset Management Company LLC, each Fund's investment adviser, shall bear all expenses incurred by either Fund in carrying out this Plan including, but not limited to, all printing, legal, accounting, custodian and transfer agency fees, and the expenses of any reports to or meeting of shareholders.

7. CESSATION OF RIGHTS OF SHAREHOLDERS. Shares of each Fund automatically liquidated will no longer be deemed outstanding as of such time and all rights with respect to those shares will cease at such time.

8. REPORTING. Each Fund will include all of its investment company taxable income and net capital gain, if any, for its final taxable year in distributions made to its shareholders pursuant to this Plan or will otherwise timely distribute such amounts. Each Fund will cause its adoption of this plan of liquidation to be reported to the Internal Revenue Service on Form 966 within 30 days after such adoption. For any shareholder who is normally subject to backup withholding as described in the Funds' prospectus, the regular backup withholding requirements will apply to the liquidation.

9. GENERAL AUTHORIZATION. The officers of the Trust shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including the execution and filing of all certificates, documents, information returns, tax returns and other papers which may be necessary or appropriate to implement the Plan.

10. AMENDMENT OF PLAN. The Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan as may be necessary or appropriate to effect the marshalling of Fund assets and the dissolution, complete liquidation and termination of the existence of that Fund, and the distribution of its net assets to shareholders in accordance with the laws of the Commonwealth of Massachusetts and the purposes to be accomplished by the Plan with respect to that Fund.

Executed this ____ day of _______________________, 2007

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
On behalf of STANDISH MELLON HIGH YIELD BOND FUND

By: ________________________________________
Name:
Title:

Accepted:

MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST
On behalf of STANDISH MELLON YIELD PLUS FUND

By: ________________________________________
Name:
Title:

Accepted:

STANDISH MELLON ASSET MANAGEMENT COMPANY LLC

By: ________________________________________
Name:
Title:

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           Please fold and detach card at perforation before mailing.

                                     NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
Standish Mellon High Yield Bond Fund               To be held September 28, 2007

     This proxy is solicited on behalf of the Board of Trustees of the Mellon Institutional Funds Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Denise B. Kneeland and Barbara A. McCann, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Standish Mellon High Yield Bond Fund, a series of Mellon Institutional Funds Investment Trust, to be held on September 28, 2007 at 10:00 a.m. (Eastern time) at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 29th Floor, Boston, Massachusetts, or at any adjournment thereof. The undersigned acknowledges that s/he has received the Notice of Special Meeting and the Proxy Statement accompanying the same, which describes in further detail the matters set forth on the other side of this proxy card.

     The proxies will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies will vote this proxy "FOR" the proposal unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                        Date ________________________, 2007

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY CARD, IN THE ENCLOSED ENVELOPE,
                                        WHETHER OR NOT YOU EXPECT TO ATTEND THE
                                        MEETING.

                                        ----------------------------------------


                                        ----------------------------------------
                                             Signature(s) and Title(s),

                                        Please sign exactly as your name appear
                                        hereon. If stock is held in the name
                                        of joint owners, each must sign.
                                        Attorneys-in-fact, executors,
                                        administrators, etc., should so
                                        indicate. If shareholder is a
                                        corporation or partnership, please sign
                                        in full corporate or partnership name by authorized person.

           Please fold and detach card at perforation before mailing.

 Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered item below.

If you own shares of Standish Mellon High Yield Bond Fund, please vote on Proposal 1:

1.   To approve the liquidation and dissolution of Standish Mellon High Yield    FOR     AGAINST     ABSTAIN
     Bond Fund pursuant to a Plan of Liquidation and Dissolution.                |_|       |_|         |_|

2.   To consider any other business that may properly come before the meeting.

                   MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST

           Please fold and detach card at perforation before mailing.

                                     NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
Standish Mellon Yield Plus Fund                    To be held September 28, 2007

     This proxy is solicited on behalf of the Board of Trustees of the Mellon Institutional Funds Investment Trust. The undersigned, revoking all prior proxies, hereby appoints Denise B. Kneeland and Barbara A. McCann, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of the Standish Mellon Yield Plus Fund, a series of Mellon Institutional Funds Investment Trust, to be held on September 28, 2007 at 10:00 a.m. (Eastern time) at the offices of Standish Mellon Asset Management Company LLC, One Boston Place, 29th Floor, Boston, Massachusetts, or at any adjournment thereof. The undersigned acknowledges that s/he has received the Notice of Special Meeting and the Proxy Statement accompanying the same, which describes in further detail the matters set forth on the other side of this proxy card.

     The proxies will vote this proxy as directed by the undersigned or, if no direction is indicated, the proxies will vote this proxy "FOR" the proposal unless authority to do so is specifically withheld. This proxy also grants discretionary authority to the proxies to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

                                        Date ___________, 2007

                                        PLEASE MARK, SIGN, DATE AND RETURN THIS
                                        PROXY CARD, IN THE ENCLOSED ENVELOPE,
                                        WHETHER OR NOT YOU EXPECT TO ATTEND THE
                                        MEETING.

                                        ----------------------------------------


                                        ----------------------------------------
                                             Signature(s) and Title(s),

                                        Please sign exactly as your name appear
                                        hereon. If stock is held in the name
                                        of joint owners, each must sign.
                                        Attorneys-in-fact, executors,
                                        administrators, etc., should so
                                        indicate. If shareholder is a
                                        corporation or partnership, please sign
                                        in full corporate or partnership name by authorized person.

           Please fold and detach card at perforation before mailing.

 Please fill in box(es) as shown using black or blue ink or number 2 pencil. |X| PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE MELLON INSTITUTIONAL FUNDS INVESTMENT TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL SET FORTH BELOW. Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the numbered item below.

If you own shares of Standish Mellon Yield Plus Fund, please vote on Proposal 1:

3.   To approve the liquidation and dissolution of Standish Mellon Yield Plus    FOR     AGAINST     ABSTAIN
     Fund pursuant to a Plan of Liquidation and Dissolution.                     |_|       |_|         |_|

4.   To consider any other business that may properly come before the meeting.